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                        FIRST INVESTORS GLOBAL FUND, INC.
                      FIRST INVESTORS GOVERNMENT FUND, INC.
                  SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1997


The following paragraph should be added to "Investment Objectives and Policies-Types of Securities and Their Risks" on page 14:

     "WHEN-ISSUED SECURITIES. GLOBAL FUND and GOVERNMENT FUND each may invest up to 5% and 25%, respectively, of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. Under such an arrangement, delivery of, and payment for, a security occurs up to 60 days after the agreement to purchase the security is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when a Fund agrees to purchase the securities "when-issued." When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in a Fund incurring a loss or missing an opportunity to make an alternative investment. Each Fund is permitted to sell when-issued securities prior to issuance of such securities, but will not purchase such securities with that purpose intended. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. For a further discussion of when-issued securities, see "When-Issued Securities" in the SAI."


The following paragraph should replace the first full paragraph on page 9:

     "GOVERNMENT FUND may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System (which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Federal Home Loan Bank (which may borrow from the U.S. Treasury to meet its obligations but the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet its obligations); and the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See "Mortgage-Backed Securities," below."


FIGG PRO                                                            July 1, 1997

                        FIRST INVESTORS GLOBAL FUND, INC.
                      FIRST INVESTORS GOVERNMENT FUND, INC.
     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997


The first sentence under "When-Issued Securities" on page 6 should read as follows:

"GLOBAL FUND and GOVERNMENT FUND each may invest up to 5% and 25%, respectively, of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made."



FIGG SAI                                                            July 1, 1997